Exhibit 99.1

KELLY® REPORTS
FOURTH-QUARTER AND FULL-YEAR EARNINGS

Financial Highlights
•Q4 revenue down 7.2% year-over-year as sequential quarter-over-quarter improvement continues
•Q4 operating earnings of $9.5 million, or earnings of $13.9 million as adjusted, compared to earnings of $28.8 million in the corresponding quarter of 2019 as adjusted
•Q4 earnings per share of $0.59 or $0.41 as adjusted, compared to $0.71 in the corresponding quarter of 2019 as adjusted
•Full year 2020 operating loss of $93.6 million, or earnings of $44.3 million as adjusted, compared to earnings of $90.8 million last year as adjusted

TROY, Mich. (February 18, 2021) – Kelly (Nasdaq: KELYA) (Nasdaq: KELYB), a leading specialty talent solutions provider, today announced results for the fourth quarter and full year of 2020. The company’s 2020 fiscal year is a 53-week year and the fourth quarter of 2020 includes 14 weeks.

Peter Quigley, president and chief executive officer, announced revenue for the fourth quarter of 2020 totaled $1.2 billion, a 7.2% decline compared to the corresponding quarter of 2019. Revenue declined year-over-year in the quarter as the continuing effects of the COVID-19 crisis impacted customer demand.

Earnings from operations in the fourth quarter of 2020 totaled $9.5 million, compared to earnings of $13.1 million reported in the fourth quarter of 2019. The 2020 fourth-quarter results include a $4.4 million restructuring charge. The 2019 fourth-quarter results included a $15.8 million asset impairment charge related to a technology development project. On an adjusted basis, earnings from operations were $13.9 million compared to $28.8 million in the corresponding quarter of 2019.

The operating loss for the full year of 2020 totaled $93.6 million, compared to earnings of $81.8 million reported for the full year of 2019. The 2020 full-year results include a $147.7 million goodwill impairment charge, $12.8 million of restructuring charges, a $9.5 million customer dispute charge and a $32.1 million gain on sale of assets. The 2019 full-year results included a $15.8 million asset impairment charge related to a technology development project, restructuring charges of $5.5 million, and a gain on sale of assets of $12.3 million. On an adjusted basis, earnings from operations were $44.3 million compared to $90.8 million in 2019.

Diluted earnings per share in the fourth quarter of 2020 were $0.59 compared to $0.43 per share in the fourth quarter of 2019. Included in the earnings per share in the fourth quarter of 2020 is a non-cash gain, net of tax, on Kelly’s investment in Persol Holdings common stock of $0.26, partially offset by a loss of $0.08 related to restructuring charges, net of tax. Included in the earnings per share in the fourth quarter of 2019 is a $0.30 per share charge for an asset impairment charge related to a technology development project, net of tax, and $0.01 from a non-cash gain per share on Kelly’s investment in Persol Holdings common stock, net of tax. On an adjusted basis, earnings per share were $0.41 in the fourth quarter of 2020 compared to $0.71 in the corresponding quarter of 2019.

Diluted losses per share for the full year of 2020 were $1.83 compared to earnings per share of $2.84 for the full year of 2019. Included in the loss per share for the full year of 2020 is a non-cash goodwill impairment charge, net of tax, of $3.17; restructuring charges, net of tax, of $0.24; a $0.17 customer dispute charge, net of tax; and a non-cash loss, net of tax, on Kelly’s investment in Persol Holdings common stock of $0.29, partially offset by a gain of $0.61 related to the gain on sale of assets, net of tax. Included in the earnings per share for the full year of 2019 is $0.63 from a non-cash gain per share on Kelly’s investment in Persol Holdings common stock, net of tax; and a $0.23 gain on sale of assets, net of tax, partially offset by a $0.30 loss per share related to asset impairment charges, net of tax and a $0.10 per share restructuring charge, net of tax. On an adjusted basis, earnings per share were $1.44 for the full year of 2020 compared to $2.38 for the full year of 2019.

“Each of Kelly’s five operating segments reported sequential revenue improvement in the fourth quarter, continuing the trend of top-line growth we’ve seen each quarter since the low point of the COVID-19 crisis,” said Quigley. “Our OCG segment showed particular strength and resilience, surpassing pre-COVID revenue levels. These results reflect gradually improving economic conditions, coupled with traction from our specialization strategy and the operating model we implemented mid-2020. Looking ahead, we’re optimistic that we’ll benefit from a recovery that gains momentum throughout 2021, with pipelines for both organic and inorganic growth strengthening. We’re confident we’ve positioned Kelly to pursue profitable growth coming out of the pandemic and well into the future.”

In conjunction with its fourth quarter earnings release, Kelly has published a financial presentation on the Investor Relations page of its public website and will host a conference call at 9 a.m. ET on February 18 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone
(877) 692-8955 (toll free) or (234) 720-6979 (caller paid)
Enter access code 5728672
After the prompt, please enter “#”

A recording of the conference call will be available after 2:30 p.m. ET on February 18, 2021 at (866) 207-1041 (toll-free) and (402) 970-0847 (caller-paid). The access code is 4671104#. The recording will also be available at kellyservices.com during this period.

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, changing market and economic conditions, the recent novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brand, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

About Kelly®

Kelly Services, Inc. (Nasdaq: KELYA, KELYB) connects talented people to companies in need of their skills in areas including Science, Engineering, Education, Office, Contact Center, Light Industrial, and more. We’re always thinking about what’s next in the evolving world of work, and we help people ditch the script on old ways of thinking and embrace the value of all workstyles in the workplace. We directly employ nearly 370,000 people around the world, and we connect thousands more with work through our global network of talent suppliers and partners in our outsourcing and consulting practice. Revenue in 2020 was $4.5 billion. Visit kellyservices.com and let us help with what’s next for you.

# # #

MEDIA CONTACT:	ANALYST CONTACT:
Jane Stehney	James Polehna
(248) 574-9800	(248) 244-4586
stehnja@kellyservices.com	james.polehna@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 14 WEEKS ENDED JANUARY 3, 2021 AND 13 WEEKS ENDED DECEMBER 29, 2019
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2020	2019	Change		Change	Change

Revenue from services	$1,241.4	$1,337.8	$(96.4)		(7.2)%	(7.8)%

Cost of services	1,017.3	1,092.7	(75.4)		(6.9)

Gross profit	224.1	245.1	(21.0)		(8.5)	(9.1)

Selling, general and administrative expenses	214.6	216.2	(1.6)		(0.7)	(1.5)

Asset impairment charge	—	15.8	(15.8)		NM

Earnings from operations	9.5	13.1	(3.6)		(27.2)

Gain (loss) on investment in Persol Holdings	14.8	0.7	14.1		NM

Other income (expense), net	(0.2)	(0.1)	(0.1)		(109.1)

Earnings before taxes and equity in net earnings (loss) of affiliate	24.1	13.7	10.4		76.1

Income tax expense (benefit)	2.5	(5.9)	8.4		143.1

Net earnings before equity in net earnings (loss) of affiliate	21.6	19.6	2.0		9.9

Equity in net earnings (loss) of affiliate	1.8	(2.6)	4.4		NM

Net earnings	$23.4	$17.0	$6.4		37.6%

Basic earnings per share	$0.59	$0.43	$0.16		37.2%
Diluted earnings per share	$0.59	$0.43	$0.16		37.2%

STATISTICS:

Permanent placement income (included in revenue from services)	$10.8	$13.4	$(2.6)		(19.0)%	(19.6)%

Gross profit rate	18.1%	18.3%	(0.2)	pts.

Conversion rate	4.2	5.3	(1.1)

% Return:
Earnings from operations	0.8	1.0	(0.2)
Net earnings	1.9	1.3	0.6

Effective income tax rate	10.6%	(43.2)%	53.8	pts.

Average number of shares outstanding (millions):
Basic	39.3	39.1
Diluted	39.4	39.3

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 53 WEEKS ENDED JANUARY 3, 2021 AND 52 WEEKS ENDED DECEMBER 29, 2019
(UNAUDITED)
(In millions of dollars except per share data)
					%		CC %
	2020	2019	Change		Change		Change

Revenue from services	$4,516.0	$5,355.6	$(839.6)		(15.7)%		(15.5)%

Cost of services	3,688.4	4,387.2	(698.8)		(15.9)

Gross profit	827.6	968.4	(140.8)		(14.5)		(14.4)

Selling, general and administrative expenses	805.6	883.1	(77.5)		(8.8)		(8.7)

Goodwill impairment charge	147.7	—	147.7		NM

Gain on sale of assets	(32.1)	(12.3)	(19.8)		(161.6)

Asset impairment charge	—	15.8	(15.8)		NM

Earnings (loss) from operations	(93.6)	81.8	(175.4)		NM

Gain (loss) on investment in Persol Holdings	(16.6)	35.8	(52.4)		NM

Other income (expense), net	3.4	(1.2)	4.6		369.5

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	(106.8)	116.4	(223.2)		NM

Income tax expense (benefit)	(34.0)	0.4	(34.4)		NM

Net earnings (loss) before equity in net earnings (loss) of affiliate	(72.8)	116.0	(188.8)		NM

Equity in net earnings (loss) of affiliate	0.8	(3.6)	4.4		NM

Net earnings (loss)	$(72.0)	$112.4	$(184.4)		NM	%

Basic earnings (loss) per share	$(1.83)	$2.85	$(4.68)		NM	%
Diluted earnings (loss) per share	$(1.83)	$2.84	$(4.67)		NM	%

STATISTICS:

Permanent placement income (included in revenue from services)	$39.7	$60.1	$(20.4)		(33.9)%		(33.6)%

Gross profit rate	18.3%	18.1%	0.2	pts.

Conversion rate	(11.3)	8.4	(19.7)

% Return:
Earnings (loss) from operations	(2.1)	1.5	(3.6)
Net earnings (loss)	(1.6)	2.1	(3.7)

Effective income tax rate	31.8%	0.3%	31.5	pts.

Average number of shares outstanding (millions):
Basic	39.3	39.1
Diluted	39.3	39.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter

	2020 (14 Wks)	2019 (13 Wks)	% Change		CC % Change
Professional & Industrial
Revenue from services	$511.7	$544.7	(6.1)%		(6.1)%
Gross profit	89.1	96.8	(8.0)		(8.1)
SG&A expenses excluding restructuring charges	76.5	79.2	(3.5)		(3.6)
Restructuring charges	1.7	(0.1)	NM		NM
Total SG&A expenses	78.2	79.1	(1.2)		(1.2)
Earnings (loss) from operations	10.9	17.7	(38.5)
Earnings (loss) from operations excluding restructuring charges	12.6	17.6	(28.2)

Gross profit rate	17.4%	17.8%	(0.4)	pts.

Science, Engineering & Technology
Revenue from services	$257.6	$272.1	(5.3)%		(5.3)%
Gross profit	53.4	54.4	(1.7)		(1.8)
SG&A expenses excluding restructuring charges	35.2	35.3	(0.1)		(0.1)
Restructuring charges	0.1	—	NM		NM
Total SG&A expenses	35.3	35.3	0.2		0.2
Earnings (loss) from operations	18.1	19.1	(5.3)
Earnings (loss) from operations excluding restructuring charges	18.2	19.1	(4.8)

Gross profit rate	20.7%	20.0%	0.7	pts.

Education
Revenue from services	$91.8	$136.8	(32.9)%		(32.9)%
Gross profit	13.4	22.1	(39.3)		(39.3)
SG&A expenses excluding restructuring charges	13.3	14.7	(9.4)		(9.4)
Restructuring charges	0.2	—	NM		NM
Total SG&A expenses	13.5	14.7	(8.0)		(8.0)
Earnings (loss) from operations	(0.1)	7.4	NM
Earnings (loss) from operations excluding restructuring charges	0.1	7.4	(99.1)

Gross profit rate	14.6%	16.1%	(1.5)	pts.

Outsourcing & Consulting
Revenue from services	$102.5	$95.4	7.5%		6.6%
Gross profit	32.7	31.6	3.8		2.3
SG&A expenses excluding restructuring charges	28.9	28.4	1.9		0.4
Restructuring charges	0.3	—	NM		NM
Total SG&A expenses	29.2	28.4	2.8		1.3
Earnings (loss) from operations	3.5	3.2	13.2
Earnings (loss) from operations excluding restructuring charges	3.8	3.2	21.4

Gross profit rate	31.9%	33.1%	(1.2)	pts.

International
Revenue from services	$278.0	$288.9	(3.8)%		(6.1)%
Gross profit	35.5	40.2	(11.7)		(13.8)
SG&A expenses excluding restructuring charges	33.2	33.6	(1.0)		(4.8)
Restructuring charges	0.3	—	NM		NM
Total SG&A expenses	33.5	33.6	(0.2)		(4.0)
Earnings (loss) from operations	2.0	6.6	(70.0)
Earnings (loss) from operations excluding restructuring charges	2.3	6.6	(66.1)

Gross profit rate	12.8%	13.9%	(1.1)	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	December Year to Date

	2020 (53 Wks)	2019 (52 Wks)	% Change		CC % Change
Professional & Industrial
Revenue from services	$1,858.4	$2,213.4	(16.0)%		(16.0)%
Gross profit	330.2	388.4	(15.0)		(15.0)
SG&A expenses excluding restructuring charges	282.6	320.9	(11.9)		(11.9)
Restructuring charges	6.0	5.1	16.8		16.9
Total SG&A expenses	288.6	326.0	(11.5)		(11.4)
Earnings (loss) from operations	41.6	62.4	(33.4)
Earnings (loss) from operations excluding restructuring charges	47.6	67.5	(29.6)

Gross profit rate	17.8%	17.5%	0.3	pts.

Science, Engineering & Technology
Revenue from services	$1,019.1	$1,131.8	(9.9)%		(9.9)%
Gross profit	209.4	226.2	(7.5)		(7.4)
SG&A expenses excluding restructuring charges	133.8	146.3	(8.6)		(8.5)
Restructuring charges	0.6	0.4	74.1		74.4
Total SG&A expenses	134.4	146.7	(8.4)		(8.4)
Earnings (loss) from operations	75.0	79.5	(5.8)
Earnings (loss) from operations excluding restructuring charges	75.6	79.9	(5.4)

Gross profit rate	20.5%	20.0%	0.5	pts.

Education
Revenue from services	$286.9	$450.7	(36.3)%		(36.3)%
Gross profit	42.2	72.0	(41.3)		(41.3)
SG&A expenses excluding restructuring charges	50.2	56.2	(10.6)		(10.6)
Restructuring charges	1.0	—	NM		NM
Total SG&A expenses	51.2	56.2	(8.8)		(8.8)
Earnings (loss) from operations	(9.0)	15.8	NM
Earnings (loss) from operations excluding restructuring charges	(8.0)	15.8	NM

Gross profit rate	14.7%	16.0%	(1.3)	pts.

Outsourcing & Consulting
Revenue from services	$363.5	$377.7	(3.8)%		(3.8)%
Gross profit	119.8	122.3	(2.0)		(2.2)
SG&A expenses excluding restructuring charges	108.0	119.3	(9.5)		(9.8)
Restructuring charges	0.3	—	NM		NM
Total SG&A expenses	108.3	119.3	(9.2)		(9.6)
Earnings (loss) from operations	11.5	3.0	291.3
Earnings (loss) from operations excluding restructuring charges	11.8	3.0	301.7

Gross profit rate	33.0%	32.4%	0.6	pts.

International
Revenue from services	$988.6	$1,182.5	(16.4)%		(15.6)%
Gross profit	126.0	159.5	(21.0)		(20.3)
SG&A expenses excluding restructuring charges	133.5	140.8	(5.1)		(4.6)
Restructuring charges	1.4	—	NM		NM
Total SG&A expenses	134.9	140.8	(4.2)		(3.6)
Earnings (loss) from operations	(8.9)	18.7	NM
Earnings (loss) from operations excluding restructuring charges	(7.5)	18.7	NM

Gross profit rate	12.7%	13.5%	(0.8)	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)
	Jan. 3, 2021	Dec. 29, 2019
Current Assets
Cash and equivalents	$223.0	$25.8
Trade accounts receivable, less allowances of
$13.3 and $12.9, respectively	1,265.2	1,282.2
Prepaid expenses and other current assets	61.4	76.5
Properties held for sale	—	21.2
Total current assets	1,549.6	1,405.7

Noncurrent Assets
Property and equipment, net	41.0	43.1
Operating lease right-of-use assets	83.2	60.4
Deferred taxes	282.0	229.1
Goodwill, net	3.5	127.8
Investment in Persol Holdings	164.2	173.2
Investment in equity affiliate	118.5	117.2
Other assets	319.9	324.1
Total noncurrent assets	1,012.3	1,074.9

Total Assets	$2,561.9	$2,480.6

Current Liabilities
Short-term borrowings	$0.3	$1.9
Accounts payable and accrued liabilities	536.8	503.6
Operating lease liabilities	19.6	20.1
Accrued payroll and related taxes	293.0	267.6
Accrued workers' compensation and other claims	22.7	25.7
Income and other taxes	53.2	65.2
Total current liabilities	925.6	884.1

Noncurrent Liabilities
Operating lease liabilities	67.5	43.3
Accrued payroll and related taxes	58.5	—
Accrued workers' compensation and other claims	42.2	45.8
Accrued retirement benefits	205.8	187.4
Other long-term liabilities	59.3	55.5
Total noncurrent liabilities	433.3	332.0

Stockholders' Equity
Common stock	40.1	40.1
Treasury stock	(17.1)	(20.9)
Paid-in capital	21.3	22.5
Earnings invested in the business	1,162.9	1,238.6
Accumulated other comprehensive income (loss)	(4.2)	(15.8)

Total stockholders' equity	1,203.0	1,264.5

Total Liabilities and Stockholders' Equity	$2,561.9	$2,480.6

Statistics:
Working Capital	$624.0	$521.6
Current Ratio	1.7	1.6
Debt-to-capital %	0.0%	0.1%
Global Days Sales Outstanding	64	58
Year-to-Date Free Cash Flow	$170.5	$82.2

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 53 WEEKS ENDED JANUARY 3, 2021 AND 52 WEEKS ENDED DECEMBER 29, 2019
(UNAUDITED)
(In millions of dollars)
	2020	2019
Cash flows from operating activities:
Net earnings (loss)	$(72.0)	$112.4
Adjustments to reconcile net earnings to net cash from operating activities:
Goodwill impairment charge	147.7	—
Deferred income taxes	(57.1)	(18.3)
Depreciation and amortization	24.2	31.6
Operating lease asset amortization	21.1	22.3
Provision for credit losses and sales allowances	12.8	4.1
Stock-based compensation	3.9	5.6
(Gain) loss on investment in Persol Holdings	16.6	(35.8)
(Gain) loss on sale of assets	(32.1)	(12.3)
Asset impairment charge	—	15.8
Equity in net (earnings) loss of PersolKelly Pte. Ltd.	(0.8)	3.6
Other, net	1.4	(0.4)
Changes in operating assets and liabilities, net of acquisitions	120.3	(26.4)
Net cash from operating activities	186.0	102.2

Cash flows from investing activities:
Capital expenditures	(15.5)	(20.0)
Proceeds from sale of assets	55.5	13.8
Acquisition of companies, net of cash received	(39.2)	(86.4)
Proceeds from company-owned life insurance	2.3	3.0
Proceeds from sale of Brazil, net of cash disposed	1.2	—
Proceeds (payments) related to loans to equity affiliate	5.6	(4.4)
Investment in equity securities	(0.2)	(1.0)
Other investing activities	0.1	0.7
Net cash from (used in) investing activities	9.8	(94.3)

Cash flows from financing activities:
Net change in short-term borrowings	(1.7)	(0.3)
Financing lease payments	(2.0)	(0.7)
Dividend payments	(3.0)	(11.9)
Payments of tax withholding for stock awards	(1.2)	(2.5)
Other financing activities	(0.2)	(0.7)
Net cash used in financing activities	(8.1)	(16.1)

Effect of exchange rates on cash, cash equivalents and restricted cash	9.4	(0.9)

Net change in cash, cash equivalents and restricted cash	197.1	(9.1)
Cash, cash equivalents and restricted cash at beginning of year	31.0	40.1

Cash, cash equivalents and restricted cash at end of year	$228.1	$31.0

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Fourth Quarter

	2020	2019	%	CC %
	(14 Wks)	(13 Wks)	Change	Change

Americas
United States	$891.0	$979.1	(9.0)%	(9.0)%
Mexico	35.8	34.0	5.3	12.4
Canada	33.8	35.3	(4.2)	(5.3)
Puerto Rico	20.9	17.0	23.8	23.8
Brazil	—	9.0	(100.0)	(100.0)
Total Americas Region	981.5	1,074.4	(8.6)	(8.5)

Europe
France	57.0	60.0	(5.0)	(11.8)
Switzerland	59.2	50.7	16.7	6.6
Portugal	42.6	44.3	(3.9)	(10.7)
Russia	29.9	33.5	(10.8)	6.7
United Kingdom	17.2	21.5	(19.8)	(21.8)
Italy	15.7	16.1	(2.1)	(9.0)
Germany	8.0	9.1	(11.8)	(18.1)
Ireland	5.9	5.0	19.2	10.7
Other	15.9	16.0	(1.0)	(4.6)
Total Europe Region	251.4	256.2	(1.9)	(5.6)

Total Asia-Pacific Region	8.5	7.2	16.9	12.1

Total Kelly Services, Inc.	$1,241.4	$1,337.8	(7.2)%	(7.8)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	December Year to Date

	2020	2019	%	CC %
	(53 Wks)	(52 Wks)	Change	Change

Americas
United States	$3,260.2	$3,892.5	(16.2)%	(16.2)%
Canada	122.5	136.1	(10.0)	(9.2)
Mexico	114.4	123.6	(7.5)	2.1
Puerto Rico	77.0	74.6	3.3	3.3
Brazil	17.0	34.1	(50.1)	(39.5)
Total Americas Region	3,591.1	4,260.9	(15.7)	(15.3)

Europe
France	198.2	248.6	(20.3)	(21.9)
Switzerland	200.4	200.7	(0.2)	(5.9)
Portugal	141.7	179.8	(21.2)	(22.8)
Russia	118.5	117.6	0.8	12.0
United Kingdom	73.7	103.1	(28.5)	(28.6)
Italy	58.2	75.9	(23.3)	(24.7)
Germany	30.1	41.6	(27.7)	(28.9)
Ireland	19.9	33.1	(39.9)	(41.2)
Other	54.6	67.5	(19.2)	(17.8)
Total Europe Region	895.3	1,067.9	(16.2)	(16.8)

Total Asia-Pacific Region	29.6	26.8	10.1	11.3

Total Kelly Services, Inc.	$4,516.0	$5,355.6	(15.7)%	(15.5)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOURTH QUARTER
(UNAUDITED)
(In millions of dollars)

	2020			2019
SG&A Expenses:	As Reported	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$78.2	$(1.7)	$76.5	$79.2
Science, Engineering & Technology	35.3	(0.1)	35.2	35.3
Education	13.5	(0.2)	13.3	14.7
Outsourcing & Consulting	29.2	(0.3)	28.9	28.4
International	33.5	(0.3)	33.2	33.6
Corporate	24.9	(1.8)	23.1	25.1
Total Company	$214.6	$(4.4)	$210.2	$216.3

	2020			2019
Earnings (loss) from Operations:	As Reported	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$10.9	$1.7	$12.6	$17.6
Science, Engineering & Technology	18.1	0.1	18.2	19.1
Education	(0.1)	0.2	0.1	7.4
Outsourcing & Consulting	3.5	0.3	3.8	3.2
International	2.0	0.3	2.3	6.6
Corporate	(24.9)	1.8	(23.1)	(25.1)
Total Company	$9.5	$4.4	$13.9	$28.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOURTH QUARTER
(UNAUDITED)
(In millions of dollars)

	2019
SG&A Expenses:	As Reported	Restructuring(5)	Adjusted
Professional & Industrial	$79.1	$0.1	$79.2
Science, Engineering & Technology	35.3	—	35.3
Education	14.7	—	14.7
Outsourcing & Consulting	28.4	—	28.4
International	33.6	—	33.6
Corporate	25.1	—	25.1
Intersegment	—	—	—
Total Company	$216.2	$0.1	$216.3

	2019
Earnings (loss) from Operations:	As Reported	Restructuring(5)	Asset Impairment Charge(6)	Adjusted
Professional & Industrial	$17.7	$(0.1)	$—	$17.6
Science, Engineering & Technology	19.1	—	—	19.1
Education	7.4	—	—	7.4
Outsourcing & Consulting	3.2	—	—	3.2
International	6.6	—	—	6.6
Corporate	(40.9)	—	15.8	(25.1)
Total Company	$13.1	$(0.1)	$15.8	$28.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
DECEMBER YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2020						2019
SG&A Expenses:	As Reported	Goodwill impairment(1)	Gain on sale of assets(3)	Customer Dispute(4)	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$288.6	$—	$—	$—	$(6.0)	$282.6	$320.9
Science, Engineering & Technology	134.4	—	—	—	(0.6)	133.8	146.3
Education	51.2	—	—	—	(1.0)	50.2	56.2
Outsourcing & Consulting	108.3	—	—	—	(0.3)	108.0	119.3
International	134.9	—	—	(9.5)	(1.4)	124.0	140.8
Corporate	88.2	—	—	—	(3.5)	84.7	94.1
Total Company	$805.6	$—	$—	$(9.5)	$(12.8)	$783.3	$877.6

	2020						2019
Earnings (loss) from Operations:	As Reported	Goodwill impairment(1)	Gain on sale of assets(3)	Customer Dispute(4)	Restructuring(5)	Adjusted	Adjusted
Professional & Industrial	$41.6	$—	$—	$—	$6.0	$47.6	$67.5
Science, Engineering & Technology	75.0	—	—	—	0.6	75.6	79.9
Education	(9.0)	—	—	—	1.0	(8.0)	15.8
Outsourcing & Consulting	11.5	—	—	—	0.3	11.8	3.0
International	(8.9)	—	—	9.5	1.4	2.0	18.7
Corporate	(203.8)	147.7	(32.1)	—	3.5	(84.7)	(94.1)
Total Company	$(93.6)	$147.7	$(32.1)	$9.5	$12.8	$44.3	$90.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
DECEMBER YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2019
SG&A Expenses:	As Reported	Restructuring(5)	Adjusted
Professional & Industrial	$326.0	$(5.1)	$320.9
Science, Engineering & Technology	146.7	(0.4)	146.3
Education	56.2	—	56.2
Outsourcing & Consulting	119.3	—	119.3
International	140.8	—	140.8
Corporate	94.1	—	94.1
Total Company	$883.1	$(5.5)	$877.6

	2019
Earnings (loss) from Operations:	As Reported	Gain on sale of assets(3)	Restructuring(5)	Asset Impairment Charge(6)	Adjusted
Professional & Industrial	$62.4	$—	$5.1	$—	$67.5
Science, Engineering & Technology	79.5	—	0.4	—	79.9
Education	15.8	—	—	—	15.8
Outsourcing & Consulting	3.0	—	—	—	3.0
International	18.7	—	—	—	18.7
Corporate	(97.6)	(12.3)	—	15.8	(94.1)
Total Company	$81.8	$(12.3)	$5.5	$15.8	$90.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES (continued)
(UNAUDITED)
(In millions of dollars except per share data)

	Fourth Quarter		December Year to Date
	2020	2019	2020	2019
Income tax expense (benefit)	$2.5	$(5.9)	$(34.0)	$0.4
Taxes on goodwill impairment charge(1)	—	—	23.0	—
Taxes on investment in Persol Holdings(2)	(4.5)	(0.3)	5.1	(11.0)
Taxes on gain on sale of assets(3)	—	—	(8.1)	(3.3)
Taxes on customer dispute(4)	—	—	2.8	—
Taxes on restructuring charges(5)	1.0	(0.1)	3.2	1.4
Taxes on asset impairment charge(6)	—	4.0	—	4.0
Adjusted income tax expense (benefit)	$(1.0)	$(2.3)	$(8.0)	$(8.5)

	Fourth Quarter		December Year to Date
	2020	2019	2020	2019
Net earnings (loss)	$23.4	$17.0	$(72.0)	$112.4
Goodwill impairment charge, net of taxes(1)	—	—	124.7	—
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(10.3)	(0.4)	11.5	(24.8)
(Gain) loss on sale of assets, net of taxes(3)	—	—	(23.9)	(9.0)
Customer dispute, net of taxes(4)	—	—	6.7	—
Restructuring charges, net of taxes(5)	3.4	—	9.6	4.1
Asset impairment charge, net of taxes(6)	—	11.8	—	11.8
Adjusted net earnings	$16.5	$28.4	$56.6	$94.5

	Fourth Quarter		December Year to Date
	2020	2019	2020	2019
	Per Share		Per Share
Net earnings (loss)	$0.59	$0.43	$(1.83)	$2.84
Goodwill impairment charge, net of taxes(1)	—	—	3.17	—
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(0.26)	(0.01)	0.29	(0.63)
Gain on sale of assets, net of taxes(3)	—	—	(0.61)	(0.23)
Customer dispute, net of taxes(4)	—	—	0.17	—
Restructuring charges, net of taxes(5)	0.08	—	0.24	0.10
Asset impairment charge, net of taxes(6)	—	0.30	—	0.30
Adjusted net earnings	$0.41	$0.71	$1.44	$2.38

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2020 goodwill impairment charge, the 2020 and 2019 gains and losses on the investment in Persol Holdings, the 2020 and 2019 gains on sale of assets, the 2020 customer dispute, the 2020 and 2019 restructuring charges and the 2019 asset impairment charge are useful to understand the Company's fiscal 2020 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance.

These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1)The goodwill impairment charge is the result of an interim impairment test the Company performed during the first quarter of 2020, due to a triggering event caused by a decline in the Company's common stock price.

(2)The gains and losses on the investment in Persol Holdings represent the change in fair value of the investment during the period presented and the related tax expense and benefit.

(3)Gain on sale of assets in 2020 primarily represents the excess of the proceeds over the cost of the headquarters properties sold during the first quarter of 2020. Gain on sale of assets in 2019 primarily represents the excess of the proceeds over the cost of an unused parcel of land located near the Company headquarters sold during the second quarter of 2019.

(4)Customer dispute represents a non-cash charge in Mexico to increase the reserve against a long-term receivable from a former customer based on an updated probability of loss assessment.

(5)Restructuring charges in 2020 represent severance costs and lease terminations in the first quarter of 2020 in preparation for the new operating model adopted in the third quarter of 2020 and additional severance costs in the fourth quarter of 2020 to provide sustainable cost reductions as a result of the continuing COVID-19 demand disruption. Restructuring charges in 2019 represent severance costs primarily related to U.S. branch-based staffing operations.

(6)Asset impairment charge in 2019 represents the write-off of previously capitalized costs associated with a U.S. front and middle office technology development project that we determined we would not complete in order to enhance and expand a technology platform already in existence.